AB Multi-Manager Select 2015 Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.8%
Funds and Investment Trusts - 99.8% (a)
AB All Market Real Return Portfolio-Class Z (b)	217,415	$1,865,425
AB Bond Inflation Strategy Portfolio-Class Z (b)	389,259	4,204,000
AB Discovery Growth Fund, Inc.-Class Z (b)	41,862	470,943
AB Discovery Value Fund-Class Z (b)	24,412	474,318
AB Global Bond Fund, Inc.-Class Z (b)	692,351	5,974,991
AB Global Real Estate Investment Fund II-Class I (b)	76,995	953,194
AB High Income Fund, Inc.-Class Z (b)	224,210	1,838,521
AB Relative Value Fund-Class Z (b)	162,418	937,151
AB Unconstrained Bond Fund, Inc.-Class Z (b)	176,589	1,379,157
AQR International Defensive Style Fund-Class R6	139,475	1,877,327
AQR Style Premia Alternative Fund-Class R6	106,168	909,864
Baird Short Term Bond Fund	47,846	468,415
BlackRock Total Return Bond Fund-Class K	235,294	2,814,122
Boston Partners Long/Short Research Fund-Class INS	60,332	943,600
DFA Commodity Strategy Portfolio	256,510	1,400,545
iShares Core S&P 500 ETF	19,232	5,865,183
MFS Institutional International Equity Fund	35,400	966,056
PIMCO Real Return Fund	250,672	2,802,513
Schwab US Dividend Equity ETF	67,300	3,736,496
T. Rowe Price Emerging Markets Stock Fund-Class I	21,712	954,029
T. Rowe Price International Funds-International Discovery Fund-Class I	7,356	479,378
Vanguard FTSE Developed Markets ETF	11,067	469,241
Vanguard FTSE Emerging Markets ETF	11,136	466,042
Vanguard Short-Term Bond ETF	26,015	2,106,435
Vanguard Total Bond Market ETF	27,792	2,348,702

Total Investment Companies (cost $45,690,788)		46,705,648

SHORT-TERM INVESTMENTS - 0.2%
Investment Companies - 0.2%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.78% (a)(b)(c) (cost $101,764)	101,764	101,764

Total Investments - 100.0% (cost $45,792,552) (d)		46,807,412
Other assets less liabilities - 0.0%		(1,209)

Net Assets - 100.0%		$46,806,203

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.
(d)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,617,265 and gross unrealized depreciation of investments was $(602,405), resulting in net unrealized appreciation of $1,014,860.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2015 Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$46,705,648	$	– 0	–	$	– 0	–	$46,705,648
Short-Term Investments	101,764		– 0	–		– 0	–	101,764

Total	$46,807,412	$	– 0	–	$	– 0	–	$46,807,412

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

											Distributions
Affiliated Issuer	Market Value 7/31/19 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 10/31/19 (000)	Dividend Income (000)			Realized Gains (000)
AB All Market Real Return Portfolio	$1,856	$36		$54		$(1)		$28		$1,865	$	– 0	–	$	– 0	–
AB Bond Inflation Strategy Portfolio	4,235	232		257		3		(9)		4,204		36			– 0	–
AB Discovery Growth Fund, Inc.	458	48		– 0	–	– 0	–	(35)		471		– 0	–		– 0	–
AB Discovery Value Fund	481	– 0	–	6		(1)		– 0	–	474		– 0	–		– 0	–
AB Global Bond Fund, Inc.	6,238	917		1,220		58		(18)		5,975		33			– 0	–
AB Global Real Estate Investment Fund II	932	4		52		4		65		953		4			– 0	–
AB High Income Fund, Inc.	1,896	30		74		(1)		(12)		1,839		31			– 0	–
AB Relative Value Fund	932	10		33		(1)		29		937		– 0	–		– 0	–
AB Unconstrained Bond Fund, Inc.	939	487		30		(3)		(14)		1,379		10			– 0	–
Government Money Market Portfolio	95	3,516		3,509		– 0	–	– 0	–	102		1			– 0	–

Total	$18,062	$5,280		$5,235		$58		$34		$18,199		$115		$	– 0	–